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                                                                   EXHIBIT 10.37

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     AWARD/CONTRACT                        1. THIS CONTRACT IS A RATED ORDER                 RATING          PAGE OF PAGES
                                                 UNDER DPAD  (AS CFR 350)            )U      DO A3             1  /  127
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2.  CONTRACT  (Proc. Inst. Ident.)  NO.    3.  EFFECTIVE DATE              4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
      N00024-98-C-2107                          SEE BLOCK 20C.             N00024-97-PR-91625
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  ISSUED BY                    CODE         N00024          6. ADMINISTERED BY (If other than Item 5)          CODE
                                     ---------------                                                                -----------
NAVAL SEA SYSTEMS COMMAND                                        CRITICALITY DESIGNATOR:
BUYER/SYMBOL: M. McGlynn/SEA 02215M                            SUPSHIP, NEWPORT NEWS
2531 JEFFERSON DAVIS HWY                                       NEWPORT NEWS, VA 23607-2785
ARLINGTON, VA 22242-5160
PHONE: (Area Code) (703) 602-7519 EXT 233
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7. NAME AND ADDRESS OF CONTRACTOR (NO., Street, City, County, State and ZIP Code)   8. DELIVERY

NEWPORT NEWS SHIPBUILDING AND DRYDOCK COMPANY                                       [X] FOR ORIGIN [_]  OTHER  (See below)
                                                                                   -------------------------------------------------
4101 WASHINGTON AVE                                                                 9. DISCOUNT FOR PROMPT PAYMENT
NEWPORT NEWS, VIRGINIA, 23607

                                                                                   -------------------------------------------------
TIN NO:  54-0318880                                                                 10. SUBMIT INVOICES          ITEM
CEC No:  050648757                                                                  (4 copies unless other  )    DCAA NNS
DUNS No.:   00-130-7495                                                             specified) TO THE            VA 23607
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 CODE    43689                        FACILITY CODE 73689                           ADDRESS SHOWN IN:
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11. SHIP TO/MARK FOR                CODE                          12. PAYMENT WILL BE MADE BY        CODE
                                         -----------------------                                           -------------------------
                                                                  DEFENSE FINANCE ACCOUNTING SERVICES
                                                                  CHARLESTON - OPERATING LOCATION
              (SEE SECTION F OF SCHEDULE)                         P.O. BOX 118054 - CODE FP
                                                                  CHARLESTON, SC 29423 - 8054
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13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN                  14. ACCOUNTING AND APPROPRIATION DATA
    COMPETITION
   [X]  1O U.S.C. 2304 (c)  ( )  [ ] 41  U.S.C. 253 (c)  ( )      SEE ATTACHMENT 1
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 15A. ITEM NO.             15B. SUPPLIES/SERVICES                 15C. QUANTITY     15D. UNIT    15E. UNIT PRICE    15F. AMOUNT
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                   (SEE SECTION B OF
                   SCHEDULE)



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 15G. TOTAL AMOUNT OF CONTRACT                                                                               )       17,697,599.00
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                                                       16. TABLE OF CONTENTS
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  [X]   SEC.        DESCRIPTION                        PAGE(S)        [X]         SEC.           DESCRIPTION                PAGE(S)
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                 PART I - THE SCHEDULE                                                         PART II - CONTRACT CLAUSES
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   X     A   SOLICITATION/CONTRACT FORM                  1             X           I      CONTRACT CLAUSES                   26
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   X     B   SUPPLIES OR SERVICES AND PRICES/COST        5               PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
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   X     C   DESCRIPTION/SPECS. /WORK STATEMENT         66             X           J      LIST OF ATTACHMENTS               1
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   X     D   PACKAGING AND MARKING                       2                             PART IV - REPRESENTATIONS AND INSTRUCTIONS
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   X     E   INSPECTION AND ACCEPTANCE                   5                         K   REPRESENTATIONS, CERTIFICATIONS AND
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   X     F   DELIVERIES OR PERFORMANCE                   2                             OTHER STATEMENTS OF OFFERORS
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   X     G   CONTRACT ADMINISTRATION DATA                1                         L   INSTRS., COND., AND NOTICES TO OFFERORS
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   X     H   SPECIAL CONTRACT REQUIREMENTS              18                         M   EVALUATION FACTORS FOR AWARD
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                                   CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
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17. ( ) CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required    18. [_] AWARD (Contractor is not required to sign this
to sign this document and return ______________ copies to issuing    document.) Your offer on Solicitation Number _______________,
office.) Contractor agrees to furnish and deliver all items or       including the additions or changes made by you with additions
perform all the services set forth or otherwise identified above     or changes  are set forth in full above, is hereby accepted and on any continuation sheets for the consideration stated herein.  as to the items listed above and on any continuations sheets.
The rights and obligations of the parties to this contract shall be  This award consummates the contract which consists of the
subject to and governed by the following documents: (a) this         following documents: (a) the Government's solicitation and your
award/contract, (b) the solicitation, if any, and (c) such           offer, and (b) this award/contract. No further constractual
provisions, representation, certifications, as are attached or       document is necessary.
incorporated by reference herein. (Attachments are listed herein.)

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19A. NAME AND TITLE OF SIGNER (Type or Print)                        20A. NAME OF CONTRACTING OFFICER
                                                                          James G. Lofgren
     T. C. Schievelbein                                                   Contracting Officer
     Executive Vice President                                             Naval Sea Systems Command
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19B. NAME OF CONTRACTOR                       19C. DATE SIGNED       20B. UNITES STATES OF AMERICA               20C. DATE SIGNED

 By  /s/ T. C. Schievelbein                     FEB - 5 1998         BY /s/ James G. Lofgren                         2-6-98
     (Signature of person authorised to sign)                           (Signature of Contracting Officer)
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NSN 7540-01-152-8069                                              26-107                                     STANDARD FOR 26 (REV.4-
85)
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                                                                N00024-98-C-2107
SECTION B - SUPPLIES OR SERVICES AND PRICING/COSTS

ITEM           DESCRIPTION
----           -----------
0001           Prepare for the alterations, repairs, maintenance and routine work on the USS DWIGHT D. EISENHOWER (CVN 69) and its reactor plants

0002 Data for Item 0001 (See DD Form 1423, Exhibit "A" attached hereto) NSP - Amount Included in Price of Item 0001

0003 Prepare for the alterations, repairs, maintenance and routine work on the USS DWIGHT D. EISENHOWER (CVN 69) and its reactor plants (See Note A)

ITEM      ESTIMATED COST  FIXED FEE*  TOTAL AMOUNT  MAN-HOURS
----      --------------  ----------  ------------  ---------
0001       $16,265,037    $1,432,562  $17,697,599    280,929
          --------------  ----------  ------------  ---------
0002           NSP           NSP          NSP          N/A

OPTION
------
0003       $14,155,233    $1,251,975  $15,407,208    210,392
          --------------  ----------  ------------  ---------

      "See "PAYMENT OF FEE(S) (LEVEL OF EFFORT) (NAVSEA)" below.

The clause entitled "LIMITATION OF COST" (FAR 52.232-20) OR "LIMITATION OF FUNDS" (FAR 52.232-22), as appropriate, shall apply separately and independently to each separately identified estimated cost.

NOTE A - Option item to which the option clause in SECTION I-2 applies and which is to be supplied only if and to the extent said option is exercised.

CONTRACT TYPE SUMMARY FOR PAYMENT OFFICE (COST TYPE) (NAVSEA) (FEB 1997)

This entire contract is cost type.

                                      B-1